Pacer Data & Infrastructure Real Estate ETF
Schedule of Investments
January 31, 2025 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 64.3%	Shares	Value
Real Estate - 64.3%(a)
American Tower Corp.	321,343	$59,432,388
Crown Castle, Inc.	195,677	17,470,042
Digital Realty Trust, Inc.	342,364	56,099,765
Equinix, Inc.	65,662	59,992,743
Iron Mountain, Inc.	169,655	17,231,858
Keppel DC REIT	11,564,126	18,771,547
SBA Communications Corp.	88,664	17,516,460
Uniti Group, Inc.	1,901,297	10,362,069
		256,876,872
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $261,836,083)		256,876,872

COMMON STOCKS - 35.5%
Communication Services - 22.5%
Cellnex Telecom SA (b)	560,600	18,876,068
China Tower Corp. Ltd. - Class H (b)	138,643,966	19,929,314
HKBN Ltd.	6,904,882	4,670,251
Infrastrutture Wireless Italiane SpA (b)	1,824,626	19,024,896
Iridium Communications, Inc. (c)	628,456	18,068,110
SES SA	2,880,090	9,389,222
		89,957,861

Financials - 3.7%
DigitalBridge Group, Inc. (c)	1,370,409	15,033,387

Information Technology - 9.3%
GDS Holdings Ltd. - ADR (c)(d)	885,811	19,230,957
NEXTDC Ltd. (d)	1,930,102	17,877,891
		37,108,848
TOTAL COMMON STOCKS (Cost $158,795,193)		142,100,096

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.0%	Units
Mount Vernon Liquid Assets Portfolio, LLC, - 4.49% (e)	4,047,784	4,047,784
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $4,047,784)		4,047,784

TOTAL INVESTMENTS - 100.8% (Cost $424,679,060)		403,024,752
Liabilities in Excess of Other Assets - (0.8)%		(3,364,600)
TOTAL NET ASSETS - 100.0%		$399,660,152
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of January 31, 2025, the value of these securities total $57,830,278 or 14.5% of the Fund’s net assets.

(c)	All or a portion of this security is on loan as of January 31, 2025. The total market value of these securities was $3,928,796 which represented 1.0% of net assets.
(d)	Non-income producing security.
(e)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Pacer Data & Infrastructure Real Estate ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts	$256,876,872	$–	$–	$256,876,872
Common Stocks	142,100,097	–	–	142,100,097
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	4,047,784
Total Investments	$398,976,969	$–	$–	$403,024,752

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $4,047,784 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.